                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 26, 1997.
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                  NovaStar Home Equity Loan Trust Series 1997-2
           (Issuer in respect of the NovaStar Home Equity Loan Asset-
                           Backed Bonds Series 1997-2)
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             (Exact name of registrant as specified in its charter)


           Delaware                  333-24327                Applied for
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 (State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)            Identification No.)

                         c/o First Union National Bank,
            230 S. Tryon Street, 9th Floor, Charlotte, NC 28288-1179
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (704) 383-9568
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         (Former name or former address, if changed since last report.)

Item 5. See the monthly statement to Bondholders attached as Exhibit 20.1 hereto reflecting the required information for the December 1997 payment to the NovaStar Home Equity Loan Asset-Backed Bonds Series 1997-2.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Item 601 (a) of Regulation.
S-K Exhibit Number.

20.1 Monthly statement to holders of NovaStar Home Equity Loan Asset-Backed Bonds Series 1997-2 relating to the December 26, 1997 Payment Date.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of NovaStar Home Equity Loan Trust Series 1997-2 by the undersigned thereunto duly authorized.



Dated:  January 8, 1998         BY: First Union National Bank, as Indenture
                                    Trustee and on behalf of NovaStar Home
                                    Equity Loan Trust Series 1997-2

                                    BY: /s/ Robert Ashbaugh
                                        Vice President

                                  EXHIBIT INDEX




20.1 Monthly statement to holders of NovaStar Home Equity Loan Asset-Backed Bonds Series 1997-2 relating to the December 26, 1997 Payment Date.